Offerings - Offering: 1	Nov. 04, 2026 USD ($)
Offering:
Fee Previously Paid	true
Transaction Valuation	$ 73,773,211.2
Amount of Registration Fee	$ 10,188.08
Offering Note	The transaction value is calculated as the aggregate maximum purchase price for Class I shares of beneficial interest (Class I Shares), Class S shares of beneficial interest (Class S Shares), and Class D shares of beneficial interest (Class D Shares) of Nuveen Churchill Private Capital Income Fund (the Fund), based upon the net asset value per Class I Share, Class S Share, and Class D Share as of June 30, 2026 of $23.86, $23.79, and $23.86, respectively. This amount is based upon the offer to purchase up to 3,091,920 Shares.
(2)Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended.